UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a 12

ROMEO POWER, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

EXPLANATORY NOTE

On April 28, 2022, Romeo Power, Inc. (the “Company”) caused to be mailed to its stockholders of record as of April 18, 2022 the attached notice of internet availability of proxy materials (the “Notice”) with respect to the Company’s 2022 Annual Meeting, which will be held on June 14, 2022. While the Notice was timely mailed to stockholders, it was inadvertently not filed with the Securities and Exchange Commission (the “SEC”). The Notice is filed herewith in accordance with applicable SEC rules.

Your Vote Counts! ROMEO POWER, INC. 4380 AYERS AVENUE VERNON, CA 90058 ROMEO POWER, INC. 2022 Annual Meeting Vote by June 13, 2022 11:59 PM ET You invested in ROMEO POWER, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10 - K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Only stockholders of record at the close of business on April 18, 2022 are entitled to notice of, and to vote at, the Annual Meeting. Vote Virtually at the Meeting* June 14, 2022 10:00 AM PDT Virtually at: ww w.virtualsha r eholdermeeting.com/RMO2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D80990 - P70368

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E - delivery”. Voting Items Board Recommends D80991 - P70368 1. Election of Directors Nominees: 1) Susan S. Brennan 04) Donald S. Gottwald 07) Timothy E. Stuart 2) Lauren Webb 05) Laurene Horiszny 08) Paul S. Williams 3) Robert S. Mancini 06) Philip Kassin For 2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. For 3. To approve, on an advisory basis, the compensation of our named executive officers. For 4. To approve, on an advisory basis, the frequency of future non - binding advisory stockholder votes on the compensation of our named executive officers. 1 Year 5 . To approve, for purposes of complying with Section 312 . 03 (c) of the New York Stock Exchange Listed Company Manual, the issuance of our common stock to YA II PN, Ltd . in excess of the exchange cap of the Standby Equity Purchase Agreement included as Appendix A to the proxy statement . For 6. To approve an amendment to our Second Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from 250,000,000 to 350,000,000. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.